       As filed with the Securities and Exchange Commission on March 2, 2001
                                                    Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                ---------------

                           COSINE COMMUNICATIONS, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                ---------------

            DELAWARE                                           94-3280301
(STATE OR OTHER JURISDICTION OF                              (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)

                               3200 BRIDGE PARKWAY
                         REDWOOD CITY, CALIFORNIA 94065
                                 (650) 637-4777

          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                ---------------

                                 1997 STOCK PLAN
                                 2000 STOCK PLAN
                        2000 EMPLOYEE STOCK PURCHASE PLAN
                            2000 DIRECTOR OPTION PLAN

                            (FULL TITLE OF THE PLANS)

                                ---------------

                               DEAN E.G. HAMILTON
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                           COSINE COMMUNICATIONS, INC.
                               3200 BRIDGE PARKWAY
                         REDWOOD CITY, CALIFORNIA 94065
                                 (650) 637-4777


 (NAME, ADDRESS AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                 ---------------

                                   Copies to:
                             JOHN V. ERICKSON, ESQ.
                             COLLETTE & ERICKSON LLP
                        555 CALIFORNIA STREET, SUITE 4350
                         SAN FRANCISCO, CALIFORNIA 94104

                                 (415) 788-4646

                         CALCULATION OF REGISTRATION FEE

========================================= ========================= ====================== ====================== ==================
                                                                          PROPOSED               PROPOSED
                                                                           MAXIMUM                MAXIMUM
                                                   AMOUNT                 OFFERING               AGGREGATE             AMOUNT OF
          TITLE OF SECURITIES                      TO BE                    PRICE                OFFERING            REGISTRATION
            TO BE REGISTERED                   REGISTERED (1)             PER SHARE                PRICE                  FEE
----------------------------------------- ------------------------- ---------------------- ---------------------- ------------------
Common Stock,  par value $0.0001,  to be       11,705,356 shares      $ 7.3332(2)           $ 85,837,716.62(2)     $21,459.43
issued  upon  exercise  of   outstanding
options  granted  under  the 1997  Stock
Plan

Common Stock,  par value $0.0001,  to be        8,930,623 shares      $10.5318(3)           $ 94,055,535.13(3)     $23,513.88
issued under the 2000 Stock Plan

Common Stock,  par value $0.0001,  to be        4,500,000 shares      $   7.65(4)           $ 34,425,000.00(4)     $ 8,606.25
issued  under  the 2000  Employee  Stock
Purchase Plan

Common Stock,  par value $0.0001,  to be          400,000 shares      $   9.00(5)           $  3,600,000.00(5)     $   900.00
issued  under the 2000  Director  Option
Plan

TOTAL REGISTRATION FEES                        25,535,979                    __             $217,918,251.75        $54,479.56
========================================= ========================= ====================== ====================== ==================

(1) Together with an indeterminate number of additional shares which may be necessary to adjust the number of shares reserved for issuance pursuant to the plans as the result of any future stock split, stock dividend or similar adjustment to CoSine's outstanding common stock.

(2) The computation is based upon the weighted average exercise price per share of $7.3332 as to options to purchase an aggregate of 11,705,356 shares of common stock granted under the 1997 Stock Plan outstanding but unexercised as of February 27, 2001. Pursuant to Rule 457(h)(1) of the Securities Act of 1933, the aggregate offering price and the fee have been computed upon the basis of the price at which the options may be exercised.

(3) The computation is based upon (i) the weighted average exercise price per share of $15.8526 as to options to purchase an aggregate of 1,996,325 shares of common stock granted under the 2000 Stock Plan outstanding but unexercised as of February 27, 2001 where, pursuant to Rule 457(h)(1) of the Securities Act of 1933, the aggregate offering price and the fee corresponding to the outstanding but unexercised options may be computed based upon the price at which the options may be exercised, and (ii) the average of the high and low prices of the common stock as reported on the Nasdaq National Market on February 23, 2001 as to an aggregate of 6,934,298 shares of common stock available to be issued under the 2000 Stock Plan as of February 27, 2001, as estimated in accordance with Rule 457(h) under the Securities Act of 1933 solely for the purpose of calculating the registration fee.

(4) Estimated in accordance with Rule 457(h) under the Securities Act of 1933 solely for the purpose of calculating the registration fee. The computation is based upon 85% of the average of the high and low prices of the common stock as reported on the Nasdaq National Market on February 23, 2001 because the purchase price of a share of common stock under the 2000 Employee Stock Purchase Plan is equal to 85% of the fair market value of a share of common stock on the enrollment date or the exercise date, whichever is lower.

(5) Estimated in accordance with Rule 457(h) under the Securities Act of 1933 solely for the purpose of calculating the registration fee, based upon the average of the high and low prices of the common stock as reported on the Nasdaq National Market on February 23, 2001.

                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.


     The following documents filed by us with the Securities and Exchange Commission, or SEC, are incorporated by reference into this registration statement:

     (a) Our prospectus filed on September 26, 2000, pursuant to Rule 424(b)(4) under the Securities Act of 1933, or Securities Act;

     (b) The description of our common stock contained in our registration statement on Form 8-A (File No. 000-30715) filed on May 26, 2000, as amended on September 14, 2000, pursuant to Section 12(g) of the Securities Exchange Act of 1934, or the Exchange Act, including any amendments or reports filed for the purpose of updating such description; and

     (c) Our quarterly report on Form 10-Q filed on November 14, 2000 for the quarter ended September 30, 2000.

     All documents subsequently filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this registration statement and to be part hereof from the date of filing of such documents.


ITEM 4. DESCRIPTION OF SECURITIES.

     Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Sections 145(a) and (b) of the Delaware General Corporation Law permit us to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that the person is or was one of our directors, officers, employees or agents, or is or was serving at our request as a director, officer, employee or agent of another enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to our best interests, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful; provided, that with respect to actions or suits brought on our behalf, the person may only be indemnified with respect to expenses (including attorneys' fees) and may not be indemnified with respect to any claim, issue or matter for which the person is adjudged to be liable unless a court determines otherwise. Under Section 145(c), to the extent that one of our present or former directors or officers is successful on the merits or otherwise in defense of any of these actions, suits or proceedings, or in defense of any claim, issue or matter therein, the director or officer shall be indemnified against expenses (including attorneys' fees) that the director or officer actually and reasonably incurs because of the action, suit, or proceeding.
Section 145 of
the Delaware General Corporation Law permits a corporation to include in its charter documents, and in agreements between the corporation and its directors and officers, provisions expanding the scope of indemnification beyond that specifically provided by the current law.

     Article XI of our certificate of incorporation requires us to indemnify our directors, officers, employees and agents to the fullest extent permitted by law. Article XI also requires us or our stockholders, if permitted by Delaware law, to indemnify our directors for monetary damages for breach of fiduciary duty as a director.

     Article VI of our bylaws requires us to indemnify our directors, officers, employees, and agents to the extent permitted by Section 145(a) and (b) of the Delaware General Corporation Law. Article VI also provides that, to the extent that a director, officer, employee or agent has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, we shall indemnify the person for his reasonable expenses incurred because of his defense.

     In addition to the indemnification provided for in our certificate of incorporation and bylaws, we are in the process of entering into indemnification agreements with our existing and future directors and officers. We also have and intend to maintain, as permitted by Article VI of our bylaws, liability insurance for the benefit of our directors and officers.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.

ITEM 8. EXHIBITS.

        Exhibit
         Number                            Description
        -------                            -----------
          4.1*      Second Amended and Restated Certificate of Incorporation, as
                    amended (incorporated by reference to Exhibit 3.2 to Form 8A
                    (file no. 000-30715) filed May 26, 2000).

          4.2* Amended and Restated Bylaws, as amended (incorporated by reference to Exhibit 3.3 to Form 8A (file no. 000-30715) filed May 26, 2000).

          4.3*      2000 Stock Plan and forms of agreements thereunder
                    (incorporated by reference to Exhibit 10.2 to Amendment No.
                    1 to Registration Statement on Form S-1 filed June 6, 2000).

          4.4* 2000 Employee Stock Purchase Plan and forms of agreements thereunder (incorporated by reference to Exhibit 10.3 to Amendment No. 1 to Registration Statement on Form S-1 filed
                    June 6, 2000).

          4.5*      2000 Director Option Plan and forms of agreements thereunder
                    (incorporated by reference to Exhibit 10.4 to Amendment No.
                    1 to Registration Statement on Form S-1 filed June 6, 2000).

          4.6* 1997 Stock Plan (as amended and restated) and forms of agreements thereunder (incorporated by reference to Exhibit
                    10.5 to Amendment No. 1 to Registration Statement on Form
                    S-1 filed June 6, 2000).

          5.1 Opinion of Collette & Erickson LLP, as to legality of common stock being registered.

         23.1       Consent of Ernst & Young LLP, Independent Auditors.

         23.2       Consent of Collette & Erickson LLP (contained in exhibit
                    5.1).

         24.1       Power of Attorney (see signature pages).

*   Previously filed.

ITEM 9. UNDERTAKINGS.

     (a)  We hereby undertake:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in this registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) We hereby undertake that, for purposes of determining any liability under the Securities Act, each filing of our annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to law, our certificate of incorporation, our bylaws or indemnification agreements, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. If a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by one of our directors, officers or controlling persons in a successful defense of any action, suit or proceeding) is asserted by such director, officers or controlling person in connection with the securities being registered hereunder, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Redwood City, State of California, on March 1, 2001.



                                       COSINE COMMUNICATIONS, INC.



                                       By: /s/ Dean E. G. Hamilton
                                          --------------------------------------
                                          Dean E. G. Hamilton,
                                          President and Chief Executive Officer



                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Dean E. G. Hamilton and Craig B. Collins, and each of them acting individually, his true and lawful attorneys-in-fact and agents, each with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement on Form S-8, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact, or his substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to effectuate the foregoing, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact, or any substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on March 1, 2001 by the following persons in the capacities indicated.


             SIGNATURE                                          TITLE
             ---------                                          -----

/s/ Dean E. G. Hamilton                     President, Chief Executive Officer
----------------------------------          and Director
Dean E. G. Hamilton                         (Principal Executive Officer)



/s/ Craig B. Collins                        Chief Financial Officer (Principal
----------------------------------          Financial and Accounting Officer)
Craig B. Collins



/s/ Donald Green                            Director
----------------------------------
Donald Green



/s/ R. David Spreng                         Director
----------------------------------
R. David Spreng



/s/ Vinton G. Cerf                          Director
----------------------------------
Vinton G. Cerf



/s/ Charles J. Abbe                         Director
----------------------------------
Charles J. Abbe

                                INDEX TO EXHIBITS

        Exhibit
         Number                            Description
        -------                            -----------
          4.1*      Second Amended and Restated Certificate of Incorporation, as
                    amended (incorporated by reference to Exhibit 3.2 to Form 8A
                    (file no. 000-30715) filed May 26, 2000).

          4.2* Amended and Restated Bylaws, as amended (incorporated by reference to Exhibit 3.3 to Form 8A (file no. 000-30715) filed May 26, 2000).

          4.3*      2000 Stock Plan and forms of agreements thereunder
                    (incorporated by reference to Exhibit 10.2 to Amendment No.
                    1 to Registration Statement on Form S-1 filed June 6, 2000).

          4.4* 2000 Employee Stock Purchase Plan and forms of agreements thereunder (incorporated by reference to Exhibit 10.3 to Amendment No. 1 to Registration Statement on Form S-1 filed
                    June 6, 2000).

          4.5*      2000 Director Option Plan and forms of agreements thereunder
                    (incorporated by reference to Exhibit 10.4 to Amendment No.
                    1 to Registration Statement on Form S-1 filed June 6, 2000).

          4.6* 1997 Stock Plan (as amended and restated) and forms of agreements thereunder (incorporated by reference to Exhibit
                    10.5 to Amendment No. 1 to Registration Statement on Form
                    S-1 filed June 6, 2000).

          5.1 Opinion of Collette & Erickson LLP, as to legality of common stock being registered.

         23.1       Consent of Ernst & Young LLP, Independent Auditors.

         23.2       Consent of Collette & Erickson LLP (contained in exhibit
                    5.1).

         24.1       Power of Attorney (see signature pages).

*   Previously filed.